                            ASSIGNMENT AND ASSUMPTION AGREEMENT

      ASSIGNMENT  AND  ASSUMPTION  AGREEMENT,  dated October 30, 2006,  between  Residential
Funding Company,  LLC, a Delaware limited liability company ("RFC"), and Residential Funding
Mortgage Securities I, Inc., a Delaware corporation (the "Company").

                                          Recitals

I.    RFC has entered into contracts  ("Seller  Contracts")  with various  seller/servicers, pursuant to which such seller/servicers sell to RFC mortgage loans.

II.   The  Company  wishes to  purchase  from RFC  certain  Mortgage  Loans (as  hereinafter defined) sold to RFC pursuant to the Seller Contracts.

III.  The Company,  RFC, as master servicer and U.S. Bank National  Association,  as trustee
(the "Trustee"),  are entering into a Series  Supplement,  dated as of October 30, 2006 (the
"Series Supplement") to the Standard Terms of Pooling and Servicing  Agreement,  dated as of
October  30,  2006  (together  with  the  Series  Supplement,  the  "Pooling  and  Servicing
Agreement"),  pursuant  to  which  the  Company  proposes  to  issue  Mortgage  Pass-Through
Certificates,  Series 2006-SA4 (the "Certificates")  consisting of classes designated as the
Class I-A-1, Class I-A-2, Class II-A-1, Class II-A-2, Class III-A-1, Class III-A-X-1,  Class
III-A-2,  Class III-A-3,  Class R-I, Class R-II and Class R-III Certificates  (collectively, the "Senior Certificates"),  Class M-1, Class M-2 and Class M-3 (collectively,  the "Class M
Certificates")  and  Class  B-1,  Class  B-2 and  Class  B-3  (collectively,  the  "Class  B
Certificates"),  representing  beneficial  ownership  interests  in a trust fund  consisting primarily  of a pool of  mortgage  loans  identified  in Exhibit  One and Exhibit Two to the
Series Supplement (the "Mortgage Loans").

IV.   In connection with the purchase of the Mortgage Loans,  the Company will assign to RFC a de  minimis  portion of each of the Class R-I,  Class  R-II and Class  R-III  Certificates
(together, the "Class R Certificates").

V.    In  connection  with the  purchase  of the  Mortgage  Loans  and the  issuance  of the
Certificates,  RFC wishes to make certain  representations and warranties to the Company and to assign certain of its rights under the Seller  Contracts to the Company,  and the Company wishes to assume certain of RFC's obligations under the Seller Contracts.

VI.   The  Company  and RFC  intend  that the  conveyance  by RFC to the  Company of all its right,  title and interest in and to the Mortgage  Loans  pursuant to this  Agreement  shall constitute a purchase and sale and not a loan.

      NOW THEREFORE,  in  consideration  of the recitals and the mutual  promises herein and other good and valuable consideration, the parties agree as follows:

Section 1.    All  capitalized  terms used but not defined  herein  shall have the  meanings assigned thereto in the Pooling and Servicing Agreement.

Section 2.    Concurrently  with the execution and delivery  hereof,  RFC hereby  assigns to the Company  without  recourse  all of its right,  title and interest in and to the Mortgage
Loans, including all interest and principal,  and with respect to the Sharia Mortgage Loans, all amounts in respect of profit  payments  and  acquisition  payments,  received on or with respect to the Mortgage  Loans after  October 1, 2006 (other than  payments of principal and interest,  and with respect to the Sharia Mortgage  Loans,  all amounts in respect of profit payments  and  acquisition  payments,  due  on the  Mortgage  Loans  in  October  2006).  In
consideration  of such  assignment,  RFC or its  designee  will  receive from the Company in immediately  available funds an amount equal to $285,725,457.49 plus a de minimis portion of each of the Class R  Certificates.  In connection  with such assignment and at the Company's direction,  RFC has in respect of each  Mortgage  Loan  endorsed the related  Mortgage  Note
(other  than any  Destroyed  Mortgage  Note) to the order of the Trustee  and  delivered  an assignment of mortgage or security  instrument,  as  applicable,  in recordable  form to the
Trustee or its agent.  A  "Destroyed  Mortgage  Note" means a Mortgage  Note the original of which was permanently lost or destroyed.

      RFC and the Company  agree that the sale of each Pledged  Asset Loan  pursuant to this
Agreement will also constitute the assignment,  sale, setting-over,  transfer and conveyance to the Company,  without  recourse  (but  subject to RFC's  covenants,  representations  and warranties  specifically  provided  herein),  of all of RFC's  obligations  and all of RFC's right,  title and interest in, to and under,  whether now existing or hereafter  acquired as owner of such  Pledged  Asset Loan with respect to any and all money,  securities,  security entitlements,  accounts, general intangibles, payment intangibles,  instruments,  documents, deposit  accounts,  certificates of deposit,  commodities  contracts,  and other  investment property and other property of whatever kind or  description  consisting of, arising from or related to, (i) the Credit Support Pledge Agreement,  the Funding and Pledge Agreement among the  Mortgagor  or other  Person  pledging  the related  Pledged  Assets  (the  "Customer"),
Combined  Collateral LLC and National  Financial  Services  Corporation,  and the Additional
Collateral  Agreement  between  GMAC  Mortgage,  LLC and  the  Customer  (collectively,  the
"Assigned Contracts"),  (ii) all rights, powers and remedies of RFC as owner of such Pledged
Asset Loan under or in connection  with the Assigned  Contracts,  whether  arising under the terms of such Assigned Contracts,  by statute, at law or in equity, or otherwise arising out of any  default  by the  Mortgagor  under  or in  connection  with the  Assigned  Contracts, including  all  rights  to  exercise  any  election  or option  or to make any  decision  or determination  or to give or receive any  notice,  consent,  approval or waiver  thereunder,
(iii) the  Pledged  Amounts  and all money,  securities,  security  entitlements,  accounts,
general  intangibles,  payment  intangibles,   instruments,   documents,  deposit  accounts,
certificates of deposit,  commodities  contracts,  and other  investment  property and other property of whatever kind or  description  and, all cash and non-cash  proceeds of the sale, exchange,  or  redemption  of,  and all stock or  conversion  rights,  rights to  subscribe, liquidation  dividends or  preferences,  stock  dividends,  rights to  interest,  dividends, earnings,  income, rents, issues, profits,  interest payments or other distributions of cash or other property that secures a Pledged Asset Loan,  (iv) all documents,  books and records concerning the foregoing  (including all computer  programs,  tapes, disks and related items containing any such  information) and (v) all insurance  proceeds  (including  proceeds from the Federal Deposit Insurance Corporation or the Securities Investor Protection  Corporation
or any  other  insurance  company)  of  any of the  foregoing  or  replacements  thereof  or substitutions therefor,  proceeds of proceeds and the conversion,  voluntary or involuntary, of any thereof. The foregoing transfer,  sale, assignment and conveyance does not constitute and is not intended to result in the  creation,  or an  assumption  by the  Company,  of any obligation  of RFC, or any other Person in connection  with the Pledged  Assets or under any agreement or instrument relating thereto,  including any obligation to the Mortgagor,  other than as owner of the Pledged Asset Loan.

      The  Company  and RFC  intend  that the  conveyance  by RFC to the  Company of all its right,  title and interest in and to the Mortgage Loans pursuant to this Section 2 shall be, and be construed  as, a sale of the Mortgage  Loans by RFC to the Company.  It is,  further, not intended that such  conveyance be deemed to be a pledge of the Mortgage  Loans by RFC to the  Company to secure a debt or other  obligation  of RFC.  However,  in the event that the
Mortgage  Loans are held to be property of RFC, or if for any reason this  Agreement is held or deemed to create a security  interest in the Mortgage Loans, then it is intended that (a)
this Agreement shall be a security  agreement  within the meaning of Articles 8 and 9 of the
Minnesota  Uniform  Commercial Code and the Uniform  Commercial Code of any other applicable jurisdiction;  (b) the  conveyance  provided for in this Section  shall be deemed to be, and hereby  is, a grant by RFC to the  Company  of a security  interest  in all of RFC's  right, title and interest,  whether now owned or hereafter acquired,  in and to any and all general intangibles,  payment intangibles,  accounts, chattel paper, instruments,  documents, money, deposit accounts,  certificates of deposit,  goods, letters of credit, advices of credit and investment  property  consisting of,  arising from or relating to any of the following:  (A)
the  Mortgage  Loans,  including  (i) with  respect to each  Cooperative  Loan,  the related
Mortgage Note,  Security  Agreement,  Assignment of  Proprietary  Lease,  Cooperative  Stock
Certificate,  Cooperative  Lease,  any  insurance  policies  and all other  documents in the related  Mortgage File,  (ii) with respect to each Sharia  Mortgage Loan, the related Sharia
Mortgage Loan Security Instrument,  Sharia Mortgage Loan Co-Ownership Agreement,  Obligation
to Pay, Assignment  Agreement and Amendment of Security  Instrument,  any insurance policies and all other  documents  in the  related  Mortgage  File and  (iii)  with  respect  to each
Mortgage Loan other than a Cooperative  Loan or a Sharia Mortgage Loan, the related Mortgage
Note, the Mortgage,  any insurance  policies and all other documents in the related Mortgage
File, (B) all monies due or to become due pursuant to the Mortgage Loans in accordance  with the terms thereof and (C) all proceeds of the conversion,  voluntary or involuntary,  of the
foregoing  into  cash,  instruments,   securities  or  other  property,   including  without
limitation all amounts from time to time held or invested in the Certificate  Account or the
Custodial Account,  whether in the form of cash, instruments,  securities or other property;
(c) the  possession  by the  Trustee,  the  Custodian  or any other  agent of the Trustee of
Mortgage  Notes or such other items of property as constitute  instruments,  money,  payment intangibles,  negotiable documents,  goods, deposit accounts,  letters of credit, advices of credit investment  property or chattel paper shall be deemed to be possession by the secured party,  or  possession  by a purchaser or a person  designated  by such secured  party,  for purposes of perfecting the security interest  pursuant to the Minnesota  Uniform  Commercial
Code and the  Uniform  Commercial  Code of any  other  applicable  jurisdiction  (including, without  limitation,  Sections 8-106,  9-313 and 9-106 thereof);  and (d)  notifications  to persons holding such property,  and acknowledgments,  receipts or confirmations from persons holding such property,  shall be deemed  notifications  to, or  acknowledgments  receipts or confirmations from, securities intermediaries,  bailees or agents of, or persons holding for
(as  applicable)  the Trustee for the purpose of  perfecting  such security  interest  under applicable  law.  RFC  shall,  to the  extent  consistent  with  this  Agreement,  take such reasonable  actions as may be necessary to ensure that, if this Agreement were determined to create a security  interest in the Mortgage  Loans and the other property  described  above, such security  interest  would be determined  to be a perfected  security  interest of first priority  under  applicable  law and will be maintained as such  throughout the term of this
Agreement.  Without limiting the generality of the foregoing,  RFC shall prepare and deliver to the Company not less than 15 days prior to any filing date,  and the Company  shall file, or shall cause to be filed,  at the expense of RFC,  all filings  necessary  to maintain the effectiveness  of any original  filings  necessary  under the Uniform  Commercial Code as in effect in any  jurisdiction  to perfect the  Company's  security  interest in or lien on the
Mortgage Loans,  including  without  limitation (x)  continuation  statements,  and (y) such other  statements as may be occasioned by (1) any change of name of RFC or the Company,  (2)
any change of location of the place of  business  or the chief  executive  office of RFC, or
(3) any transfer of any interest of RFC in any Mortgage Loan.

      Notwithstanding  the  foregoing,  (i) the Master  Servicer  shall retain all servicing rights (including,  without limitation,  primary servicing and master servicing) relating to or arising out of the Mortgage Loans,  and all rights to receive  servicing fees,  servicing income and other payments made as  compensation  for such servicing  granted to it under the
Pooling and  Servicing  Agreement  pursuant to the terms and  conditions  set forth  therein
(collectively,  the  "Servicing  Rights") and (ii) the Servicing  Rights are not included in the  collateral  in which  RFC  grants  a  security  interest  pursuant  to the  immediately preceding paragraph.

Section 3.    Concurrently  with the  execution  and  delivery  hereof,  the Company  hereby assigns to RFC without recourse all of its right,  title and interest in and to a de minimis portion of each of the Class R Certificates as part of the  consideration  payable to RFC by the Company pursuant to this Agreement.

Section 4.    RFC  represents  and  warrants  to the Company  that on the date of  execution hereof (or, if otherwise specified below, as of the date so specified):

i.    The  information  set forth in  Exhibit  One,  Exhibit  Two and  Exhibit  Three to the
Series Supplement  with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct,  in all material  respects,  at the date or dates  respecting which such information is furnished;

ii.   Each mortgage loan with a  Loan-to-Value  Ratio at  origination in excess of 80%, will be insured by a primary mortgage  insurance policy (a "Primary  Insurance  Policy") covering at  least  30% of  the  principal  balance  of  the  Mortgage  Loan  at  origination  if the
Loan-to-Value  Ratio is  between  95.00%  and  90.01%,  at least 25% of the  balance  of the mortgage loan at origination if the  Loan-to-Value  Ratio is between 90.00% and 85.01%,  and at least 12% of the balance of the mortgage loan at origination if the  Loan-to-Value  Ratio is between  85.00% and 80.01%.  To the best of the  Company's  knowledge,  each such Primary
Insurance  Policy is in full force and effect and the Trustee is  entitled  to the  benefits thereunder;

iii.  Each  Primary  Insurance  Policy  insures  the named  insured and its  successors  and assigns,  and the issuer of the  Primary  Insurance  Policy is an  insurance  company  whose claims-paying ability is currently acceptable to the Rating Agencies;

iv.   Immediately  prior to the  assignment  of the Mortgage  Loans to the Company,  RFC had good title to, and was the sole owner of, each  Mortgage  Loan free and clear of any pledge, lien,  encumbrance  or  security  interest  (other  than  rights to  servicing  and  related compensation  and, with respect to certain  Mortgage  Loans,  the monthly payment due on the first Due Date  following  the Cut-off  Date),  and no action has been taken or failed to be taken by RFC that would materially  adversely affect the enforceability of any Mortgage Loan or the interests therein of any holder of the Certificates;

v.    No Mortgage  Loan was 30 or more days  delinquent in payment of principal and interest as of the Cut-off  Date and no Mortgage  Loan has been so  delinquent  more than once in the
12-month period prior to the Cut-off Date;

vi.   Subject to clause (v) above as respects  delinquencies,  there is no default,  breach, violation  or event of  acceleration  existing  under any  Mortgage  Note or Mortgage and no event which,  with notice and  expiration  of any grace or cure period,  would  constitute a default, breach, violation or event of acceleration,  and no such default, breach, violation or event of  acceleration  has been waived by the Seller or by any other entity  involved in originating or servicing a Mortgage Loan;

vii.  There is no delinquent tax or assessment lien against any Mortgaged Property;

viii. No  Mortgagor  has any right of offset,  defense  or  counterclaim  as to the  related
Mortgage Note or Mortgage except as may be provided under the  Servicemembers'  Civil Relief
Act;

ix.   None of the Mortgage Loans are Buy-Down Mortgage Loans;

x.    There are no  mechanics'  liens or claims for work,  labor or material  affecting  any
Mortgaged  Property  which are or may be a lien  prior to,  or equal  with,  the lien of the related  Mortgage,  except  such liens that are  insured or  indemnified  against by a title insurance policy described under clause (xv) below;

xi.   Each  Mortgaged  Property  is free of  damage  and in good  repair  and no  notice  of condemnation  has been given with  respect  thereto and RFC knows of nothing  involving  any
Mortgaged  Property that could  reasonably be expected to  materially  adversely  affect the value or marketability of any Mortgaged Property;

xii.  Each  Mortgage  Loan at the time it was made  complied in all material  respects  with applicable  local,  state and federal laws,  including,  but not limited to, all  applicable anti-predatory lending laws;

xiii. Each Mortgage  contains  customary and enforceable  provisions which render the rights and  remedies of the holder  adequate to realize the  benefits of the  security  against the
Mortgaged  Property,  including  (i) in the case of a Mortgage  that is a deed of trust,  by trustee's sale, (ii) by summary  foreclosure,  if available under  applicable law, and (iii)
otherwise by  foreclosure,  and there is no homestead  or other  exemption  available to the
Mortgagor  that  would  interfere  with such right to sell at a  trustee's  sale or right to foreclosure,  subject  in each  case to  applicable  federal  and  state  laws and  judicial precedents with respect to bankruptcy and right of redemption;

xiv.  With respect to each Mortgage that is a deed of trust, a trustee duly qualified  under applicable law to serve as such is properly  named,  designated  and serving,  and except in connection  with a trustee's  sale after  default by a  Mortgagor,  no fees or expenses  are payable by the Seller or RFC to the trustee under any Mortgage that is a deed of trust;

xv.   A policy of title  insurance in the form and amount  required by the Program Guide was effective as of the closing of each Mortgage  Loan, is valid and binding and remains in full force and effect,  unless the Mortgaged  Properties  are located in the State of Iowa and an attorney's certificate has been provided as described in the Program Guide;

xvi.  The  Mortgage  Loans  are  conventional,  hybrid  adjustable-rate,  fully  amortizing,
(subject to interest only periods,  if applicable) first lien mortgage loans having terms to maturity  of not more  than 30  years  from the date of  origination  or  modification  with monthly  payments due, with respect to a majority of the Mortgage Loans, on the first day of each month;

xvii. No Mortgage Loan provides for deferred interest or negative amortization;

xviii.      The improvements upon the Mortgaged  Properties are insured against loss by fire and other hazards as required by the Program  Guide  including  flood  insurance if required under the National  Flood  Insurance  Act of 1968,  as amended.  The  Mortgage  requires the
Mortgagor  to maintain  such  casualty  insurance  at the  Mortgagor's  expense,  and on the
Mortgagor's  failure to do so,  authorize  the holder of the Mortgage to obtain and maintain such  insurance at the  Mortgagor's  expense and to seek  reimbursement  therefore  from the
Mortgagor;

xix.  If any of the  Mortgage  Loans are secured by a leasehold  interest,  with  respect to each  leasehold  interest:  the use of leasehold  estates for  residential  properties is an accepted practice in the area where the related Mortgaged  Property is located;  residential property in such area consisting of leasehold  estates is readily  marketable;  the lease is recorded and no party is in any way in breach of any provision of such lease;  the leasehold is in full  force and effect and is not  subject to any prior lien or  encumbrance  by which the leasehold  could be  terminated  or subject to any charge or penalty;  and the remaining term of the lease does not  terminate  less than ten years after the  maturity  date of such
Mortgage Loan;

xx.   Each Assigned  Contract  relating to each Pledged  Asset Loan is a valid,  binding and legally enforceable obligation of the parties thereto,  enforceable in accordance with their terms,  except  as  limited  by  bankruptcy,  insolvency  or other  similar  laws  affecting generally the enforcement of creditor's rights;

xxi.  The  Assignor is the holder of all of the right,  title and  interest as owner of each
Pledged  Asset  Loan in and to each of the  Assigned  Contracts  delivered  and  sold to the
Company hereunder,  and the assignment hereof by RFC validly transfers such right, title and interest to the Company free and clear of any pledge,  lien,  or security  interest or other encumbrance of any Person;

xxii. The full amount of the  Pledged  Amount with  respect to such  Pledged  Asset Loan has been  deposited  with the  custodian  under the Credit  Support  Pledge  Agreement and is on deposit in the custodial account held thereunder as of the date hereof;

xxiii.      RFC is a member of MERS,  in good  standing,  and current in payment of all fees and  assessments  imposed by MERS, and has complied with all rules and procedures of MERS in connection  with its  assignment  to the Trustee as assignee of the Company of the  Mortgage relating to each Mortgage Loan that is registered with MERS, including,  among other things, that RFC shall have  confirmed the transfer to the Trustee,  as assignee of the Company,  of the Mortgage on the MERS(R)System;

xxiv. No instrument  of release or waiver has been executed in connection  with the Mortgage
Loans,  and no Mortgagor  has been  released,  in whole or in part from its  obligations  in connection with a Mortgage Loan;

xxv.  With  respect  to each  Mortgage  Loan,  either  (i) the  Mortgage  Loan is  assumable pursuant to the terms of the Mortgage  Note,  or (ii) the Mortgage Loan contains a customary provision  for the  acceleration  of the  payment  of the  unpaid  principal  balance of the
Mortgage Loan in the event the related Mortgaged  Property is sold without the prior consent of the mortgagee thereunder;

xxvi. The proceeds of the Mortgage Loan have been fully  disbursed,  there is no requirement for future advances  thereunder and any and all requirements as to completion of any on-site or off-site  improvements and as to  disbursements  of any escrow funds therefor  (including any escrow funds held to make Monthly  Payments  pending  completion  of such  improvements)
have been  complied  with.  All costs,  fees and  expenses  incurred  in making,  closing or recording the Mortgage Loans were paid;

xxvii.      Except with respect to  approximately  5.8% of the  Mortgage  Loans (for which a valuation  was  obtained by using an automated  valuation  platform  developed by RFC),  the appraisal was made by an appraiser who meets the minimum  qualifications  for  appraisers as specified in the Program Guide;

xxviii.     To the  best of  RFC's  knowledge,  any  escrow  arrangements  established  with respect to any Mortgage Loan are in compliance with all applicable local,  state and federal laws and are in compliance with the terms of the related Mortgage Note;

xxix. Each  Mortgage  Loan was  originated  (1) by a savings and loan  association,  savings bank,  commercial  bank,  credit union,  insurance  company or similar  institution  that is supervised and examined by a federal or state authority,  (2) by a mortgagee approved by the
Secretary of HUD  pursuant to Sections 203 and 211 of the National  Housing Act, as amended, or (3) by a mortgage broker or  correspondent  lender in a manner such that the Certificates would qualify as "mortgage  related  securities"  within the meaning of Section  3(a)(41) of the Securities Exchange Act of 1934, as amended;

xxx.  All  improvements  which were  considered in  determining  the Appraised  Value of the
Mortgaged  Properties lie wholly within the boundaries and the building restriction lines of the Mortgaged  Properties,  or the policy of title insurance  affirmatively  insures against loss or damage by reason of any violation,  variation,  encroachment or adverse circumstance that either is disclosed or would have been disclosed by an accurate survey;

xxxi. Each Mortgage Note and Mortgage  constitutes a legal,  valid and binding obligation of the Borrower  enforceable  in  accordance  with its terms  except as limited by  bankruptcy, insolvency or other similar laws affecting generally the enforcement of creditor's rights;

xxxii.      None of the  Mortgage  Loans  are  subject  to the  Home  Ownership  and  Equity
Protection Act of 1994;

xxxiii.     None of the Mortgage Loans are loans that,  under  applicable state or local law in effect at the time of  origination  of the loan,  are referred to as (1)  "high-cost"  or
"covered"  loans  or  (2)  any  other  similar   designation  if  the  law  imposes  greater
restrictions  or  additional  legal  liability  for  residential  mortgage  loans  with high interest rates, points and/or fees;

xxxiv.      No Mortgage Loan was originated on or after October 1, 2002 and before  March 7,
2003, which is secured by property located in the State of Georgia;

xxxv. None of the proceeds of any Mortgage  Loan were used to finance the purchase of single premium credit insurance policies;

xxxvi.      No Mortgage Loan  contains  prepayment  penalties  that extend beyond five years after the date of origination;

xxxvii.     No Mortgage Loan is a High Cost Loan or Covered  Loan,  as  applicable  (as such terms are  defined in  Appendix  E of the  Standard & Poor's  Glossary  For File  Format For
LEVELS(R)Version 5.6c Revised  (attached  hereto as Exhibit A));  provided that no Qualified
Substitute  Mortgage  Loan  shall be a High Cost  Loan or  Covered  Loan (as such  terms are defined in  Appendix E of the  Standard & Poor's  Glossary  For File  Format For  LEVELS(R)in
effect on the date of  substitution),  unless  the  Company  shall  have  received  from S&P written  confirmation that the inclusion of any such Mortgage Loan will not adversely affect the then current ratings assigned to any of the Certificates by S&P;

xxxviii.    Each mortgage loan constitutes a qualified mortgage under Section  860G(a)(3)(A)
of the Code and Treasury Regulations Section 1.860G-2(A)(1); and

xxxix.      No  fraud  or   misrepresentation   has  taken  place  in  connection  with  the
origination of any Mortgage Loan.

            RFC  shall  provide  written  notice to GMAC  Mortgage,  LLC of the sale of each
Pledged  Asset Loan to the Company  hereunder  and by the  Company to the Trustee  under the
Pooling and  Servicing  Agreement,  and shall  maintain  the  Schedule of  Additional  Owner
Mortgage Loans (as defined in the Credit Support Pledge  Agreement),  showing the Trustee as the Additional  Owner of each such Pledged Asset Loan, all in accordance with Section 7.1 of the Credit Support Pledge Agreement.

            Upon  discovery  by RFC or upon  notice  from the  Company  or the  Trustee of a breach of the  foregoing  representations  and  warranties  in respect of any Mortgage  Loan which  materially and adversely  affects the interests of any holders of the Certificates or of the  Company  in  such  Mortgage  Loan or  upon  the  occurrence  of a  Repurchase  Event
(hereinafter  defined),  notice of which breach or occurrence  shall be given to the Company by RFC,  if it  discovers  the same,  RFC  shall,  within 90 days  after the  earlier of its discovery or receipt of notice thereof,  either cure such breach or Repurchase  Event in all material  respects  or,  except as  otherwise  provided  in Section  2.04 of the Pooling and
Servicing  Agreement,  either  (i)  purchase  such  Mortgage  Loan from the  Trustee  or the
Company,  as the case may be, at a price equal to the Purchase  Price for such Mortgage Loan or (ii) substitute a Qualified  Substitute  Mortgage Loan or Loans for such Mortgage Loan in the manner and  subject to the  limitations  set forth in  Section 2.04  of the  Pooling and
Servicing  Agreement.  If the breach of  representation  and warranty  that gave rise to the obligation  to  repurchase  or substitute a Mortgage Loan pursuant to this Section 4 was the representation  set forth in clause (xii) or (xxxviii) of this Section 4, then RFC shall pay to the Trust  Fund,  concurrently  with and in  addition  to the  remedies  provided  in the preceding sentence,  an amount equal to any liability,  penalty or expense that was actually incurred and paid out of or on behalf of the Trust Fund,  and that  directly  resulted  from such breach,  or if incurred and paid by the Trust Fund thereafter,  concurrently  with such payment.

Section 5.    With  respect  to  each  Mortgage   Loan,  a  first  lien   repurchase   event
("Repurchase  Event") shall have occurred if it is discovered  that, as of the date thereof, the related  Mortgage was not a valid first lien on the related  Mortgaged  Property subject only to (i) the lien of real property taxes and  assessments  not yet due and payable,  (ii)
covenants,  conditions,  and  restrictions,  rights of way,  easements  and other matters of public  record as of the date of  recording  of such  Mortgage  and such  permissible  title exceptions  as are  listed in the  Program  Guide  and (iii)  other  matters  to which  like properties are commonly  subject which do not materially  adversely  affect the value,  use, enjoyment or  marketability  of the  Mortgaged  Property.  In addition,  with respect to any
Mortgage  Loan  listed on the  attached  Schedule A with  respect to which any  document  or documents  constituting a part of the Mortgage File are missing or defective in any material respect as to which the  Company  delivers  to the  Trustee or the  Custodian  an  affidavit certifying  that the original  Mortgage  Note has been lost or  destroyed,  if such Mortgage
Loan  subsequently is in default and the enforcement  thereof or of the related  Mortgage is materially  adversely  affected  by the  absence or  defectiveness  of any such  document or documents  of the  original  Mortgage  Note,  a  Repurchase  Event  shall be  deemed to have occurred and RFC will be obligated to  repurchase  or  substitute  for such Mortgage Loan in the manner set forth in Section 4 above.

Section 6.    This  Agreement  shall inure to the benefit of and be binding upon the parties hereto and their  respective  successors  and  assigns,  and no other  person shall have any right or obligation hereunder.

                                  [Signature Page Follows]

            IN  WITNESS  WHEREOF,   the  parties  have  entered  into  this  Assignment  and
Assumption Agreement on the date first written above.

                                    RESIDENTIAL FUNDING COMPANY, LLC

                                    By: _________________________________
                                    Name:  Christopher Martinez
                                    Title: Associate

                                    RESIDENTIAL FUNDING MORTGAGE
                                    SECURITIES I, INC.

                                    By:  ________________________________
                                    Name:  Heather Anderson
                                    Title: Vice President

                                         EXHIBIT A
                   APPENDIX E OF THE STANDARD & POOR'S GLOSSARY FOR FILE
                          FORMAT FOR LEVELS(R)VERSION 5.6C REVISED

Standard & Poor's has  categorized  loans  governed by  anti-predatory  lending  laws in the
Jurisdictions  listed below into three  categories  based upon a combination of factors that include (a) the risk exposure  associated with the assignee  liability and (b) the tests and thresholds  set forth in those laws.  Note that  certain  loans  classified  by the relevant statute as Covered are  included in Standard & Poor's High Cost Loan  Category  because they included thresholds and tests that are typical of what is generally  considered High Cost by the industry.

                                                                      REVISED April 18, 2006

STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION

--------------------------------------------------------------------------------
                       ---------------------------------------------------------
  State/Jurisdiction    Name of Anti-Predatory Lending       Category under
                                                               Applicable
                                                             Anti-Predatory
                               Law/Effective Date              Lending Law
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Arkansas               Arkansas   Home  Loan   Protection       High Cost Home Loan
                       Act,  Ark.  Code Ann.ss.ss.23-53-101
                       et seq.

                       Effective July 16, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Cleveland Heights, OH  Ordinance   No.   72-2003   (PSH),       Covered Loan
                       Mun. Codess.ss.757.01 et seq.

                       Effective June 2, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Colorado               Consumer Equity Protection,  Colo.       Covered Loan
                       Stat. Ann.ss.ss.5-3.5-101 et seq.

                       Effective    for   covered   loans
                       offered  or  entered  into  on  or
                       after   January  1,  2003.   Other
                       provisions  of the Act took effect
                       on June 7, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Connecticut            Connecticut   Abusive   Home  Loan       High Cost Home Loan
                       Lending  Practices Act, Conn. Gen.
                       Stat.ss.ss.36a-746 et seq.

                       Effective October 1, 2001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

District of Columbia   Home  Loan  Protection  Act,  D.C.       Covered Loan
                       Codess.ss.26-1151.01 et seq.

                       Effective  for loans  closed on or
                       after January 28, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Florida                Fair Lending Act, Fla. Stat.  Ann.       High Cost Home Loan
                     ss.ss. 494.0078 et seq.

                       Effective October 2, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Georgia  (Oct. 1, 2002 Georgia   Fair  Lending  Act,  Ga.       High Cost Home Loan
- Mar. 6, 2003)        Code Ann.ss.ss.7-6A-1 et seq.

                       Effective  October 1, 2002 - March
                       6, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Georgia   as   amended Georgia   Fair  Lending  Act,  Ga.       High Cost Home Loan
(Mar.    7,   2003   - Code Ann.ss.ss.7-6A-1 et seq.
current)
                       Effective  for loans  closed on or
                       after March 7, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HOEPA Section 32       Home    Ownership    and    Equity       High Cost Loan
                       Protection  Act of 1994, 15 U.S.C.
                     ss. 1639,  12 C.F.R.ss.ss.226.32  and
                       226.34

                       Effective    October    1,   1995,
                       amendments October 1, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Illinois               High  Risk  Home  Loan  Act,  Ill.       High Risk Home Loan
                       Comp.  Stat. tit. 815,ss.ss.137/5 et
                       seq.

                       Effective  January 1, 2004  (prior
                       to this  date,  regulations  under
                       Residential  Mortgage  License Act
                       effective from May 14, 2001)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Kansas                 Consumer  Credit Code,  Kan. Stat.       High  Loan  to  Value
                       Ann.ss.ss.16a-1-101 et seq.              Consumer   Loan  (id.
                                                                ss. 16a-3-207) and;
                       Sections  16a-1-301  and 16a-3-207
                       became  effective  April 14, 1999;
                       Section      16a-3-308a     became
                       effective July 1, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                          High   APR   Consumer
                                                          Loan      (id.    ss.
                                                          16a-3-308a)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Kentucky               2003 KY H.B.  287 - High Cost Home       High Cost Home Loan
                       Loan  Act,  Ky.  Rev.   Stat. ss.ss.
                       360.100 et seq.

                       Effective June 24, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Maine                  Truth in Lending,  Me. Rev.  Stat.       High  Rate  High  Fee
                       tit. 9-A,ss.ss.8-101 et seq.             Mortgage

                       Effective  September  29, 1995 and
                       as amended from time to time
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Massachusetts          Part 40 and  Part 32,  209  C.M.R.       High Cost Home Loan
                     ss.ss. 32.00  et seq.  and 209  C.M.R.
                     ss.ss. 40.01 et seq.

                       Effective   March  22,   2001  and
                       amended from time to time
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Nevada                 Assembly  Bill No. 284,  Nev. Rev.       Home Loan
                       Stat.ss.ss.598D.010 et seq.

                       Effective October 1, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

New Jersey             New    Jersey    Home    Ownership       High Cost Home Loan
                       Security  Act of 2002,  N.J.  Rev.
                       Stat.ss.ss. 46:10B-22 et seq.

                       Effective  for loans  closed on or
                       after November 27, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

New Mexico             Home  Loan  Protection  Act,  N.M.       High Cost Home Loan
                       Rev. Stat.ss.ss.58-21A-1 et seq.

                       Effective  as of  January 1, 2004;
                       Revised as of February 26, 2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

New York               N.Y. Banking Law Article 6-l             High Cost Home Loan

                       Effective  for  applications  made
                       on or after April 1, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

North Carolina         Restrictions  and  Limitations  on       High Cost Home Loan
                       High Cost Home  Loans,  N.C.  Gen.
                       Stat.ss.ss. 24-1.1E et seq.

                       Effective  July 1,  2000;  amended
                       October 1, 2003  (adding  open-end
                       lines of credit)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Ohio                   H.B.  386   (codified  in  various       Covered Loan
                       sections of the Ohio  Code),  Ohio
                       Rev. Code Ann.ss.ss.1349.25 et seq.

                       Effective May 24, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Oklahoma               Consumer  Credit Code (codified in       Subsection 10
                       various sections of Title 14A)           Mortgage

                       Effective  July 1,  2000;  amended
                       effective January 1, 2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

South Carolina         South   Carolina   High  Cost  and       High Cost Home Loan
                       Consumer   Home  Loans  Act,  S.C.
                       Code Ann.ss.ss.37-23-10 et seq.

                       Effective  for  loans  taken on or
                       after January 1, 2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

West Virginia          West Virginia Residential West Virginia
                       Mortgage Lender, Broker and Mortgage Loan Act
                       Servicer Act, W. Va.Code Ann.ss.ss.Loan
                       31-17-1 et seq.

                       Effective June 5, 2002
--------------------------------------------------------------------------------

STANDARD & POOR'S COVERED LOAN CATEGORIZATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  State/Jurisdiction    Name of Anti-Predatory Lending       Category under
                                                               Applicable
                                                             Anti-Predatory
                               Law/Effective Date              Lending Law
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Georgia  (Oct. 1, 2002 Georgia   Fair  Lending  Act,  Ga.       Covered Loan
- Mar. 6, 2003)        Code Ann.ss.ss.7-6A-1 et seq.

                       Effective  October 1, 2002 - March
                       6, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

New Jersey             New    Jersey    Home    Ownership       Covered Home Loan
                       Security  Act of 2002,  N.J.  Rev.
                       Stat.ss.ss. 46:10B-22 et seq.

                       Effective   November  27,  2003  -
                       July 5, 2004
--------------------------------------------------------------------------------

STANDARD & POOR'S HOME LOAN CATEGORIZATION

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  State/Jurisdiction    Name of Anti-Predatory Lending       Category under
                                                               Applicable
                                                             Anti-Predatory
                               Law/Effective Date              Lending Law
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Georgia  (Oct. 1, 2002 Georgia   Fair  Lending  Act,  Ga.       Home Loan
- Mar. 6, 2003)        Code Ann.ss.ss.7-6A-1 et seq.

                       Effective  October 1, 2002 - March
                       6, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

New Jersey             New    Jersey    Home    Ownership       Home Loan
                       Security  Act of 2002,  N.J.  Rev.
                       Stat.ss.ss. 46:10B-22 et seq.

                       Effective  for loans  closed on or
                       after November 27, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

New Mexico             Home  Loan  Protection  Act,  N.M.       Home Loan
                       Rev. Stat.ss.ss.58-21A-1 et seq.

                       Effective  as of  January 1, 2004;
                       Revised as of February 26, 2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

North Carolina         Restrictions  and  Limitations  on       Consumer Home Loan
                       High Cost Home  Loans,  N.C.  Gen.
                       Stat.ss.ss. 24-1.1E et seq.

                       Effective  July 1,  2000;  amended
                       October 1, 2003  (adding  open-end
                       lines of credit)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

South Carolina         South   Carolina   High  Cost  and       Consumer Home Loan
                       Consumer   Home  Loans  Act,  S.C.
                       Code Ann.ss.ss.37-23-10 et seq.

                       Effective  for  loans  taken on or
                       after January 1, 2004
--------------------------------------------------------------------------------